Note 18 - Events After the Reporting Period	12 Months Ended
Dec. 31, 2022
Statement Line Items [Line Items]
Disclosure of events after reporting period [text block]
Note 18.	Events After the Reporting Period

On January 12, 2023, Opera announced that its board of directors had approved a special dividend of US$0.80 per ADS to shareholders of record as of the close of business on January 30, 2023. At the same date as the announcement, Opera entered into a share transfer agreement with Kunlun Tech Limited and Keeneyes Future Holding Inc., each a shareholder in Opera, for the sale of marketable securities, which Opera held as part of its investment program outlined in Note 3. The share transfer agreement granted Opera the right and obligation to sell a variable number of marketable securities on January 31, 2023, to be determined by Opera but subject to an upper limit, for a fixed price per security sold determined as the daily average closing price over the 15 trading days preceding the agreement. As such, Kunlun Tech Limited and Keeneyes Future Holding Inc. were exposed to both upside and downside market price risk as of the date of the agreement. The transaction closed with a sufficient number of securities sold to offset the dividends payable to Kunlun Tech Limited and Keeneyes Future Holding Inc., equal to a total consideration of US$59.0 million. At the date of closing, the market value of the shares based on their then-quoted price per share was US$74.0 million. In February the investment program was terminated after the remaining portfolio of marketable securities was sold in the market.

As a consequence of the dividend, non-exercised RSU grants in Opera were adjusted with the dividend yield, resulting in an increase of 218,020 RSUs. On February 27, 2023, Opera awarded 777,159 RSUs that vest over 2023-2026. The awards were granted according to Opera’s existing share incentive plan. Combined, 31% of awarded RSUs were scheduled to vest in 2023, 29% in 2024, 29% in 2025 and 11% in 2026. Subsequent to February 27, 2023, an exercise period of Opera’s equity program took place, which included RSUs that had vested earlier in the year. RSUs equivalent to 997,288 ADSs were issued to employees of Opera.

In February 2023, Nanobank sold the majority of its business in Asia to OPay in exchange for OPay shares. In connection with this, Opera and the third-party buyer of Opera’s former ownership stake in Nanobank agreed to treat the transaction as a full sale of Nanobank, triggering an immediate settlement of Opera’s receivable in the form of the transfer of 58,785,744 shares in OPay in lieu of quarterly cash installments through the second quarter of 2026. The settlement was based on the valuation applied in the transaction as well as an estimate for the value of Nanobank’s remaining business. Opera entered into a final share transfer agreement with the third-party buyer mirroring relevant provisions of the sales agreement between Nanobank and OPay, which includes certain financial targets for the Nanobank business acquired and a provision for the sellers to pro-rata return up to all Series C preferred shares received as consideration in the transaction, after 2024, if the cumulative performance over 2023 and 2024 falls short of such targets. The estimated fair value of the shares received was US$ 77.4 million, which was US$1.1 million higher than the carrying amount of the receivable as of December 31, 2022. This amount is inclusive of a 6% net reduction of value, equal to US$4.9 million, to reflect various scenarios of impacts related to the provisions in the agreement. Following the settlement transaction, Opera’s ownership interest in OPay increased to 9.47%.

As of March 31, 2023, Opera had completed the repurchase of 370,162 ADSs to date in 2023 for a total cost of US$2.5 million under the share repurchase program outlined in Note 3.